                             CONTRIBUTION AGREEMENT

         This Contribution Agreement ("Agreement"), dated as of                ,
1997, is entered into by and among Hanover Capital Mortgage Holdings, Inc., a Maryland corporation ("HCHI"), and John A. Burchett ("Burchett"), Joyce S. Mizerak ("Mizerak"), George J. Ostendorf ("Ostendorf") and Irma N. Tavares ("Tavares"). Burchett, Mizerak, Ostendorf and Tavares are collectively referred to as the "Principals."


                                    RECITALS


         A. The Principals own all of the outstanding capital stock of HCP, consisting of 3,000 shares of HCP Common and 97,000 shares of HCP Preferred, in the respective amounts set forth opposite their names on the attached
SCHEDULE 1.


         B. The rights, restrictions, privileges and preferences of the HCP Common and the HCP Preferred are set forth in the Certificate of Amendment attached hereto as EXHIBIT A (the "Certificate of Amendment").


         C. The Principals desire to contribute to HCHI, and HCHI desires to accept from the Principals, the 97,000 shares of HCP Preferred owned by the Principals in exchange for (i) 716,667 shares of HCHI Common, (ii) loans to the Principals in an aggregate principal amount not to exceed the Maximum Loan Amount and (iii) if certain conditions related to the financial performance of HCHI are satisfied, (a) up to 216,667 additional shares of HCHI Common and (b) the forgiveness of up to the Maximum Loan Amount .


                                    AGREEMENT


         In consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:


         1. CERTAIN DEFINITIONS. For purposes of this Agreement, the following terms shall be defined as follows:


         AVERAGE SPREAD. "Average Spread" means, for any period, (i) the average Fair Market Value of an IPO Share minus (ii) the IPO Price.


         BUSINESS DAY. "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to be closed.


         EARN-OUT MEASURING DATE. "Earn-Out Measuring Date" means each September 30 beginning with September 30, 1998 and ending with September 30, 2002.


         EARN-OUT SHARES. "Earn-Out Shares" means up to 216,667 shares of HCHI Common that may be issued to the Principals pursuant to Section 2.2.3 (subject to appropriate adjustment for stock dividends and distributions, stock splits and subdivisions, reverse stock splits and combinations, recapitalizations, distributions of rights, warrants or options, and distributions of evidences of indebtedness or assets relating to assets not received by HCHI pursuant to a pro rata distribution by HCHI and transactions having like effect).


         FAIR MARKET VALUE. "Fair Market Value" means, with respect to any share of capital stock of HCHI, the average of the daily market price for the ten (10) consecutive trading days immediately preceding the date with respect to which "Fair Market Value" must be determined hereunder or, if such date is not a Business Day, the immediately preceding Business Day. The market price for each such trading day shall be: (i) if such shares are listed or admitted to trading on any securities exchange or the Nasdaq National Market, the closing price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day, (ii) if such shares are not listed or admitted to trading on any securities exchange or the Nasdaq National Market, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by HCHI, or (iii) if such shares are not listed or admitted to trading on any securities exchange or the Nasdaq National Market and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by HCHI, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than ten (10) days prior to the date in question) for which prices have been so reported; provided that, if there are no bid and asked prices reported during the ten (10) days prior to the date in question, the Fair Market Value of such shares shall be determined by HCHI acting on the basis of such quotations and other information as it considers appropriate.

         HCHI COMMON. "HCHI Common" means common stock of HCHI, $.01 par value per share.

         HCP. "HCP" means Hanover Capital Partners Ltd., a New York corporation.

         HCP COMMON. "HCP Common" means Class A Common Stock of HCP, par value $.01 per share.

         HCP PREFERRED. "HCP Preferred" means Series A Preferred Stock of HCP, par value $.01 per share.

         IPO SHARE. "IPO Share" means a share of HCHI Common issued by HCHI in its initial underwritten public offering.

         IPO PRICE. "IPO Price" means the initial public offering price of a Unit in HCHI's initial underwritten public offering.

         LOAN AGREEMENT. "Loan Agreement" means a Loan Agreement between HCHI and a Principal substantially in the form attached as EXHIBIT B.


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
         MAXIMUM LOAN AMOUNT. "Maximum Loan Amount" means $1,750,000, the maximum aggregate amount that the Principals may borrow from HCHI pursuant to
Section 2.2.2.

         PRO RATA PORTION. "Pro Rata Portion" means, with respect to any Principal (or his or her representatives, successors or assigns, as the case may be), a fraction (i) the numerator of which is the number of shares of HCP Preferred contributed by such Principal to HCHI hereunder, as set forth on the attached SCHEDULE 1, and (ii) the denominator of which is 97,000.

         TOTAL RETURN PER UNIT. "Total Return per Unit" means, as of any Earn-Out Measuring Date, (i) two times the Average Spread for the thirty (30) day period that ends on such Earn-Out Measuring Date, plus (ii) the sum of all distributions that have been made by HCHI with respect to an IPO Share through and including such Earn-Out Measuring Date.

         UNIT. "Unit" means a unit, consisting of one share of HCHI Common and a warrant to purchase one share of HCHI Common, issued by HCHI in its initial underwritten public offering.


         2.    CONTRIBUTION OF HCP PREFERRED.

               2.1 CONTRIBUTION OF HCP PREFERRED. Subject to the terms and conditions of this Agreement, at the Closing, the Principals shall contribute, assign and transfer to HCHI, and HCHI shall accept from the Principals, all 97,000 outstanding shares of HCP Preferred.

               2.2 ISSUANCE OF HCHI COMMON; LOANS; EARN-OUT.

                     2.2.1 ISSUANCE OF HCHI COMMON AT CLOSING. Subject to the terms and conditions of this Agreement, at the Closing, HCHI shall issue and deliver to each of the Principals his or her Pro Rata Portion of 716,667 shares of HCHI Common.

                     2.2.2 LOANS TO PRINCIPALS. Subject to the terms and conditions of this Agreement, at the Closing, HCHI shall execute and deliver a Loan Agreement to each Principal pursuant to which such Principal shall be entitled to borrow from HCHI, on the terms set forth in such Loan Agreement, up to his or her Pro Rata Portion of the Maximum Loan Amount.

                     2.2.3 EARN-OUT. The parties hereto acknowledge that the value of the HCP Preferred is not determinable as of the Closing with absolute certainty and was arrived at based upon discussions between the Principals and the underwriters for HCHI's initial underwritten public offering. To account for the possibility that the HCP Preferred may have a value that is greater than the value of the HCHI Common to be delivered to the Principals at the Closing, the Principals shall be entitled to receive the Earn-Out Shares, and to have the outstanding balances of the loans made to them by HCHI pursuant to Section 2.2.2 and their Loan Agreements forgiven, as provided, and subject to the conditions set forth, in this Section 2.2.3.

                           (i) If the Total Return per Unit as of any Earn-Out
Measuring Date equals at least a 20% annualized return on the IPO Price through such Earn-Out Measuring Date,


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
HCHI shall (A) issue to each Principal his or her Pro Rata Portion of the lesser of (1) one-third (1/3) of the total number of Earn-Out Shares or (2) the number of Earn-Out Shares that have not theretofore been issued pursuant to this
Section 2.2.3, and (B) forgive, and discharge such Principal from liability for, an amount of indebtedness of such Principal to HCHI under such Principal's Loan Agreement equal to one-third (1/3) of the principal amount loaned by HCHI to such Principal pursuant to such Loan Agreement.

                           (ii) If the Total Return per Unit as of any Earn-Out
Measuring Date is equal to or greater than the IPO Price, HCHI shall (A) issue to each Principal his or her Pro Rata Portion of the number of Earn-Out Shares that have not theretofore been issued pursuant to this Section 2.2.3 and (B) forgive, and discharge such Principal from liability for, an amount of indebtedness of such Principal to HCHI under such Principal's Loan Agreement equal to the principal amount loaned by HCHI to such Principal pursuant to such Loan Agreement.


         3.    THE CLOSING.

               3.1 TIME AND PLACE. The closing ("Closing") of the contribution of the HCP Preferred to HCHI and the issuance of 716,667 shares of HCHI Common under this Agreement shall take place at the offices of simultaneously with the closing of HCHI's initial underwritten public offering. The date of the Closing is hereinafter referred to as the "Closing Date."

               3.2 DELIVERIES BY THE PRINCIPALS. At the Closing, the Principals shall deliver the following to HCHI as conditions to HCHI's obligations under
Section 2.2:

                     3.2.1 HCP PREFERRED. Each of the Principals shall deliver to HCHI one or more stock certificates representing the number of shares of HCP Preferred set forth opposite his or her name on the attached Schedule 1, endorsed in blank or accompanied by duly executed assignment documents.

                     3.2.2 CERTIFICATE OF INCORPORATION. The Principals shall deliver to HCHI the Certificate of Incorporation of HCP, as amended and in effect on the Closing Date (including the Certificate of Amendment), certified by the Secretary of State of the State of New York.

                     3.2.3 CERTIFICATE OF GOOD STANDING. The Principals shall deliver to HCHI a certificate as to the corporate good standing of HCP issued by the Secretary of State of the State of New York not more than ten (10) Business Days before the Closing Date.

                     3.2.4 CERTIFICATE OF SECRETARY. The Principals shall deliver to HCHI a Certificate of the Secretary of HCP attesting as to (i) the By-laws of HCP, and (ii) resolutions of the Board of Directors of HCP authorizing and approving the Certificate of Amendment and the issuance of the shares of HCP Common and HCP Preferred that are outstanding as of the Closing Date.


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
                     3.2.5 SHAREHOLDERS' AGREEMENT. Each of the Principals shall execute and deliver to HCHI the Shareholders' Agreement in the form attached hereto as Exhibit C.

                     3.2.6 REGISTRATION RIGHTS AGREEMENT. Each of the Principals shall execute and deliver to HCHI the Registration Rights Agreement in the form attached hereto as Exhibit D.

                     3.2.7 LOCK-UP AGREEMENT. Each of the Principals shall execute and deliver to HCHI the Lock-Up Agreement in the form attached hereto as Exhibit E.

                     3.2.8 EMPLOYMENT AGREEMENTS. Each of the Principals shall execute and deliver to HCHI an Employment Agreement in the form attached hereto as Exhibit F, Exhibit G, Exhibit H or Exhibit I, as the case may be.

               3.3 DELIVERIES BY HCHI. At the Closing, HCHI shall deliver the following to the Principals as conditions to the Principals' obligations under
Section 2.1:

                     3.3.1 HCHI COMMON. HCHI shall deliver to each of the Principals one or more stock certificates representing his or her Pro Rata Portion of 716,667 shares of HCHI Common.

                     3.3.2 CERTIFICATE OF INCORPORATION. HCHI shall deliver to the Principals the Certificate of Incorporation of HCHI, as amended and in effect on the Closing Date, certified by the Secretary of State of the State of Maryland.

                     3.3.3 CERTIFICATE OF GOOD STANDING. HCHI shall deliver to the Principals a certificate as to the corporate good standing of HCHI issued by the Secretary of State of the State of Maryland not more than ten (10) Business Days before the Closing Date.

                     3.3.4 CERTIFICATE OF SECRETARY. HCHI shall deliver to the Principals a Certificate of the Secretary of HCHI attesting as to (i) the By-laws of HCHI, and (ii) resolutions of the Board of Directors of HCHI authorizing and approving all matters in connection with this Agreement and the transactions contemplated hereby.

                     3.3.5 SHAREHOLDERS' AGREEMENT. HCHI shall execute and deliver to the Principals the Shareholders' Agreement in the form attached hereto as Exhibit C.

                     3.3.6 REGISTRATION RIGHTS AGREEMENT. HCHI shall execute and deliver to the Principals the Registration Rights Agreement in the form attached hereto as Exhibit D.

                     3.3.7 EMPLOYMENT AGREEMENTS. HCHI shall execute and deliver to each of the Principals an Employment Agreement in the form attached hereto as EXHIBIT F, EXHIBIT G, EXHIBIT H or EXHIBIT I, as the case may be.


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
                     3.3.8 LOAN AGREEMENTS. HCHI shall execute and deliver to each of the Principals a Loan Agreement entitling such Principal to borrow from HCHI his or her Pro Rata Portion of the Maximum Loan Amount.

               3.4 CROSS-RECEIPT. Upon the completion of the deliveries to be made by HCHI and the Principals hereunder, HCHI and the Principals shall execute and deliver to each other a cross-receipt evidencing such completion.

         4. REPRESENTATIONS OF THE PRINCIPALS. Subject to and except as disclosed by the Principals in the Principals' Disclosure Schedule attached hereto (the "Principals' Disclosure Schedule"), each of the Principals hereby represents and warrants to HCHI as follows:

               4.1 ORGANIZATION AND STANDING. HCP is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has full corporate power and authority to conduct its business as presently conducted and as proposed to be conducted by it. The Principals have furnished to O'Melveny & Myers, LLP, counsel to the underwriters for HCHI's initial underwritten public offering, true and complete copies of HCP's Certificate of Incorporation and By-laws, each as amended to date (including the Certificate of Amendment) and presently in effect.

               4.2 CAPITALIZATION. The authorized capital stock of HCP immediately prior to the Closing consists (and immediately after the Closing will consist) of (a) 5,000 shares of HCP Common, of which 3,000 shares are issued and outstanding, (b) 5,000 shares of HCP's Class B Common Stock, par value $.01 per share (the "HCP Class B"), none of which are issued and outstanding and (c) 100,000 shares of HCP Preferred, of which 97,000 are issued and outstanding. At the Closing, the HCP Common, the HCP Class B and the HCP Preferred will have the voting powers, designations, preferences, rights and qualifications, and limitations or restrictions, set forth in the Certificate of Incorporation of HCP, as amended by the Certificate of Amendment. All of the issued and outstanding shares of HCP Common and HCP Preferred have been duly authorized and validly issued and are fully paid and nonassessable. Except as provided in this Agreement, the Shareholders' Agreement attached as Exhibit C or the Certificate of Incorporation of HCP (as amended by the Certificate of Amendment), (i) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of HCP is authorized or outstanding, (ii) HCP has no obligation (contingent or otherwise) to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of HCP, and (iii) HCP has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof. All of the issued and outstanding shares of capital stock of HCP have been offered, issued and sold by HCP in compliance with applicable Federal and state securities laws.

               4.3 SUBSIDIARIES, ETC. Except as set forth in Section 4.3 of the Principals' Disclosure Schedule, HCP has no subsidiaries and does not own or control, directly or indirectly,


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any shares of capital stock of any other corporation or any interest in any partnership, limited liability company, joint venture or other non-corporate business enterprise.

               4.4 STOCKHOLDERS AND AGREEMENTS; BENEFICIAL OWNERSHIP. The Principals are all of the stockholders of HCP. Each of the Principals holds of record and beneficially the number of shares of HCP Preferred set forth opposite his or her name on the attached SCHEDULE 1 free and clear of any liens, claims, security interests or encumbrances. Except as provided in this Agreement, the Shareholders' Agreement attached as EXHIBIT C or the Certificate of Incorporation of HCP (as amended by the Certificate of Amendment), there are no agreements, written or oral, between HCP and any of the Principals, or to which HCP or any of the Principals is a party, relating to the acquisition (including without limitation rights of first refusal or pre-emptive rights), disposition, registration or voting of the capital stock of HCP.

               4.5 AUTHORITY. This Agreement and the other agreements required to be executed by the Principals on or prior to the Closing pursuant to Section
3.2 (the "Principals' Ancillary Agreements") have been duly executed and delivered by the Principals and constitute valid and binding obligations of the Principals enforceable in accordance with their respective terms. The execution of and performance of the transactions contemplated by this Agreement and the Principals' Ancillary Agreements, and compliance with their provisions by the Principals, will not violate any provision of law and will not violate or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or require a consent or waiver under, HCP's Certificate of Incorporation or By-laws (each as amended to date) or any indenture, lease, agreement or other instrument to which HCP or any of the Principals is a party or by which HCP's or any of the Principals' properties is bound, or any decree, judgment, order, statute, rule or regulation applicable to HCP or any of the Principals.

               4.6 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Principals or HCP in connection with the execution and delivery of this Agreement, the sale and delivery of the HCP Preferred, or the other transactions to be consummated at the Closing, as contemplated by this Agreement, except such filings as shall have been made prior to and shall be effective on and as of the Closing.

               4.7 LITIGATION. Except as set forth in Section 4.7 of the Principals' Disclosure Schedule, there is no action, suit or proceeding, or governmental inquiry or investigation, pending, or, to the best of the Principals' knowledge, any basis therefor or threat thereof, against HCP or any of the Principals, which questions the validity of this Agreement or the right of any of the Principals to enter into it, or which might result, either individually or in the aggregate, in any material adverse change in the business, prospects, assets or condition, financial or otherwise, of HCP.

               4.8 BOARD OF DIRECTORS. The Board of Directors is comprised of four members, and currently consists of the Principals.

               4.9 INVESTMENT. Each Principal represents and warrants to HCHI that he or she is acquiring the shares of HCHI Common to be delivered to him or her pursuant to Section 2.2.1 and Section 2.2.3 for his or her own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and, except as contemplated by this Agreement and the Schedules and Exhibits hereto, such Principal has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.

               4.10 EXPERIENCE. Each Principal represents and warrants to HCHI that he or she has carefully reviewed the representations concerning HCHI contained in this Agreement and has made detailed inquiry concerning HCHI, its business and its personnel; the officers of HCHI have made available to such Principal any and all written information which he or she has requested and have answered to such Principal's satisfaction all inquiries made by such Principal; and such Principal has sufficient knowledge and experience in investing in companies similar to HCHI so as to be able to evaluate the risks and merits of his or her investment in HCHI and is able financially to bear the risks thereof.

         5. REPRESENTATIONS OF HCHI. Subject to and except as disclosed by HCHI in HCHI's Disclosure Schedule attached hereto (the "HCHI Disclosure Schedule"), HCHI hereby represents and warrants to the Principals as follows:

               5.1 ORGANIZATION AND STANDING. HCHI is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has full corporate power and authority to conduct its business as presently conducted and as proposed to be conducted by it.

               5.2 CAPITALIZATION. Immediately prior to the Closing, the authorized capital stock of HCHI consists of (a) 90,000,000 shares of HCHI Common, of which ten (10) shares are issued and outstanding, and (b) 10,000,000 shares of Preferred Stock, par value $.01 per share (the "HCHI Preferred"), none of which are issued and outstanding. Immediately after the Closing, the authorized capital stock of HCHI will consist of (a) 90,000,000 shares of HCHI Common, of which 5,316,667 shares will be issued and outstanding, and (b) 10,000,000 shares of Preferred Stock, par value $.01 per share (the "HCHI Preferred"), none of which will be issued and outstanding. At the Closing, HCHI Common will have the voting powers, designations, preferences, rights and qualifications, and limitations or restrictions set forth in the Certificate of Incorporation of HCHI. All of the issued and outstanding shares of HCHI Common have been duly authorized and validly issued and are fully paid and nonassessable. All of the issued and outstanding shares of capital stock of HCHI have been offered, issued and sold by HCHI in compliance with applicable Federal and state securities laws.

               5.3 AUTHORITY FOR AGREEMENT. The execution, delivery and performance by HCHI of this Agreement, and the other agreements required to be executed by HCHI on or prior to the Closing pursuant to Section 3.3 ("HCHI's Ancillary Agreements"), and the consummation by HCHI of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action. This Agreement and HCHI's Ancillary Agreements have been duly executed and delivered by HCHI and constitute valid and binding obligations of HCHI enforceable in accordance with their respective terms. The execution of and performance of the transactions contemplated by this Agreement and HCHI's Ancillary Agreements and compliance with their provisions by HCHI will not violate any provision of law and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or require a consent or waiver under, its Certificate of Incorporation or By-laws (each as amended to date) or any indenture, lease, agreement or other instrument to which HCHI is a party or by which it or any of its properties is bound, or any decree, judgment, order, statute, rule or regulation applicable to HCHI.

               5.4 INVESTMENT. HCHI represents and warrants to the Principals that it is acquiring the HCP Preferred for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and, except as contemplated by this Agreement and the Schedules and Exhibits hereto, HCHI has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.

               5.5 EXPERIENCE. HCHI represents and warrants to the Principals that it has carefully reviewed the representations concerning HCP and the Principals contained in this Agreement and has made detailed inquiry concerning HCP, its business and its personnel; the officers of HCP have made available to HCHI any and all written information which HCHI has requested and have answered to HCHI's satisfaction all inquiries made by HCHI; and HCHI has sufficient financial sophistication so as to be able to evaluate the risks and merits of its investment in HCP and is able financially to bear the risks.

         6.    MISCELLANEOUS.


               6.1 ENTIRE AGREEMENT; AMENDMENT; WAIVER. This Agreement and the Exhibits and Schedules hereto set forth the entire understanding of the parties, and supersede all prior agreements and all other arrangements and communications, whether oral or written, with respect to the subject matter of this Agreement. Neither this Agreement nor any provision of this Agreement may be waived, modified, amended or terminated except by a written agreement signed by the parties to this Agreement. Waiver by a party to this Agreement of any breach of or failure to comply with any provision of this Agreement by any other party shall not be construed as, or constitute, a continuing waiver of such provision, or a waiver or any other breach of, or failure to comply with, any other provision of this Agreement.

               6.2 SUCCESSORS AND ASSIGNS; BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and to their respective heirs, executors, administrators, legal representatives, successors and permitted assigns; provided, however, that the rights under this Agreement may not be assigned except as expressly provided herein.


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
               6.3 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All agreements, representations and warranties contained herein shall survive the execution and delivery of this Agreement and the closing of the transactions contemplated hereby.

               6.4 NOTICES. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand, sent via a reputable nationwide overnight courier service or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

               If to HCHI, at Hanover Capital Mortgage Holdings, Inc., 90 West Street, Suite 1508, New York, NY 10006, Attn: President, or at such other address or addresses as may have been furnished in writing by HCHI to the Principals; or

               If to any Principal, at his or her address as set forth on the signature page hereto, or at such other address or addresses as may have been furnished to HCHI in writing by such Principal.

               Notices provided in accordance with this Section 6.4 shall be deemed delivered upon personal delivery, one business day after being sent via a reputable nationwide overnight courier service, or two business days after deposit in the mail.

               6.5 BROKERS. Each party hereto (i) represents and warrants to the other parties hereto that he, she or it has retained no finder or broker in connection with the transactions contemplated by this Agreement, and (ii) shall indemnify and save the other parties harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finders' fees or commissions, or consulting fees in connection with the transactions contemplated by this Agreement asserted by any person on the basis of any statement or representation alleged to have been made by such indemnifying party.

               6.6 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

               6.7 SECTION HEADINGS. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit, or restrict the contractual obligations of the parties.

               6.8 SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

               6.9 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

               6.10 INCORPORATION OF EXHIBITS AND SCHEDULES. The Exhibits and Schedules to this Agreement are incorporated in this Agreement by reference and made a part hereof.


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
         Executed as of the date first written above.

                                     "HCHI"

                                     HANOVER CAPITAL MORTGAGE HOLDINGS,
                                     INC.

                                     By:_______________________________
                                        Name:
                                        Title:


                                     "BURCHETT"


                                     __________________________________
                                     John A. Burchett


                                     "MIZERAK"


                                     __________________________________
                                     Joyce S. Mizerak


                                     "OSTENDORF"


                                     __________________________________
                                     George J. Ostendorf


                                     "TAVARES"


                                     __________________________________
                                     Irma N. Tavares



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